UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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 Ambassadors Group, Inc.

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AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
2001 South Flint Road
Spokane, Washington 99224

April 8, 2008

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors Group, Inc. (the “Company”), which will be held at 10:00 a.m., local time, on May 8, 2008, at 2001 South Flint Road, Spokane, Washington 99224. All holders of the Company’s outstanding common stock as of the close of business on March 24, 2008, are entitled to vote at the Annual Meeting. Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. In order to facilitate your voting, you may vote in person at the meeting, by sending in your written proxy, by telephone or by using the internet. Your vote by telephone, over the internet or by written proxy will ensure your representation at the Annual Meeting if you cannot attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support and continued interest in Ambassadors Group, Inc.

Sincerely,

Chadwick J. Byrd
Secretary

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
2001 South Flint Road
Spokane, Washington 99224

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 8, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors Group, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m., local time, on May 8, 2008, at 2001 South Flint Road, Spokane, Washington 99224, for the following purposes:

1.	To elect three (3) Class III directors to hold office for a three-year term and until their respective successors are elected and qualified.

2.	To ratify the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2008.

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 24, 2008, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

By Order of the Board of Directors

Chadwick J. Byrd
Secretary

Dated: April 8, 2008

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE DIRECTIONS ON THE PROXY CARD. ANY ONE OF THESE METHODS WILL ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING.

TABLE OF CONTENTS

Page
PROXY STATEMENT...	1
GENERAL INFORMATION...	1
ELECTION OF DIRECTORS...	2
Nominees...	2
Business Experience...	3
Relationships Among Directors or Executive Officers...................................................................................................................................................................................................	5
Meetings of the Board of Directors and Committees of the Board of Directors........................................................................................................................................................	5
Director Nomination Process...	6
Compensation Committee Interlocks, Insider Participation in Compensation Decisions and Certain Transactions.....................................................................................	7
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...	7
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................................................................................................................................................................................	8
Independent Registered Public Accounting Firm Fees.................................................................................................................................................................................................	8
Audit Committee’s Pre-Approval Policy...	8
Independence...	8
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS......................................................................................................................................................................................	9
Compensation Discussion and Analysis...	9
Executive Officers...	15
Summary Compensation Table...	15
Company Plans...	16
Equity Compensation Plan Information...	17
Grants of Plan-Based Awards Table...	17
Outstanding Equity Awards Value at Fiscal Year-End Table.......................................................................................................................................................................................	18
Option Exercises and Stock Vested Table...	19
Pension Benefits...	19
Nonqualified Deferred Compensation...	19
Employment Contracts, Termination of Employment and Change in Control Arrangements................................................................................................................................	19
Director Compensation Table...	23
INTERESTS OF DIRECTORS, OFFICERS AND OTHERS IN CERTAIN TRANSACTIONS.............................................................................................................................................	24
COMPENSATION COMMITTEE REPORT...	24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.....................................................................................................................................................	25
Section 16(a) Beneficial Ownership Reporting Compliance.............................................................................................................................................................................................	27
REPORT OF AUDIT COMMITTEE...	27
CODE OF ETHICS AND CONDUCT...	29
ANNUAL MEETING ATTENDANCE...	29
STOCKHOLDER COMMUNICATIONS...	29
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K...	29
STOCKHOLDER PROPOSALS...	29
Stockholder Proposals for Inclusion in Next Year’s Proxy Statement..............................................................................................................................................................................	29
Other Stockholder Proposals and Director Nominations...................................................................................................................................................................................................	29
OTHER BUSINESS...	30
APPENDIX A...
A-1

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
2001 South Flint Road
Spokane, Washington 99224

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Ambassadors Group, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m., local time, on May 8, 2008, at 2001 South Flint Road, Spokane, Washington 99224, and at any adjournment thereof. You may direct your vote without attending the Annual Meeting by telephone, over the internet or by completing and mailing your proxy card or voting instruction card in the enclosed, postage pre-paid envelope. Please refer to the proxy card for instructions.

When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy, by telephone, or by the internet as more fully described on your proxy card. In addition, a stockholder attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.

At the close of business on March 24, 2008, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 19,129,441 shares of common stock, $0.01 par value per share (the “Common Stock”). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on March 24, 2008, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

The enclosed Proxy, when properly executed and returned, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters that may be properly brought before the Annual Meeting. At the time of printing this Proxy Statement, management of the Company is not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders. Neither abstentions nor broker non-votes will be counted for the purposes of determining whether any of the proposals have been approved by the stockholders of the Company, although they will be counted for purposes of determining the presence of a quorum.

The election of directors requires a plurality of the votes cast by the holders of the Common Stock. A “plurality” means that the individuals who receive the largest number of affirmative votes cast are elected as directors, up to the maximum number of directors to be chosen at the Annual Meeting.

The ratification of the selection of the independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting.

The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, by telephone or via the internet, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this Proxy Statement and accompanying Proxy will be mailed on or about April 8, 2008, to all stockholders entitled to vote at the Annual Meeting.

The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

ELECTION OF DIRECTORS
(Item 1 of the Proxy Card)

Nominees

The Company has a classified Board of Directors which is divided into three classes, consisting of three Class I Directors, three Class II Directors and three Class III Directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on that annual meeting date. The term of the three Class III Directors, Brigitte M. Bren, Daniel G. Byrne and Rafer L. Johnson, will expire at this year’s Annual Meeting of Stockholders. The term of the three Class II Directors, James M. Kalustian, John Ueberroth and Joseph J. Ueberroth, will expire at the Annual Meeting of Stockholders to be held in 2009. The term of the three Class I Directors, Jeffrey D. Thomas, Richard D. C. Whilden and Ricardo Lopez Valencia, will expire at the Annual Meeting of Stockholders to be held in 2010.

At this year’s Annual Meeting, three Class III Directors are to be elected. The nominees for election at the Annual Meeting as Class III Directors are the incumbent directors, Brigitte M. Bren, Daniel G. Byrne and Rafer L. Johnson. The enclosed Proxy will be voted in favor of these individuals unless other instructions are given. If elected, the nominees will serve as directors until the Company’s Annual Meeting of Stockholders in the year 2011, and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board of Directors may designate.

If a quorum is present and voting, the three nominees for Class III Directors receiving the highest number of votes will be elected as Class III Directors. Abstentions and shares held by brokers that are present, but not voted because the brokers are prohibited from exercising discretionary authority, i.e., “broker non-votes,” will be counted as present for purposes of determining if a quorum is present.

The table below sets forth for the current directors, including the Class III nominees to be elected at this meeting, certain information with respect to age and background.

NAME	POSITION WITH COMPANY	AGE	DIRECTOR SINCE
Class III Directors, currently standing for election:

Brigitte M. Bren (1)	Director	42	2001
Daniel G. Byrne (1)	Director	53	2005
Rafer L. Johnson (1)	Director	73	2001

Class II Directors, whose term expires at the Annual Meeting to be held in 2009:

James M. Kalustian (2)(3)	Director	47	2006
John Ueberroth	Chairman of the Board	64	1997
Joseph J. Ueberroth (1)	Director	38	2001
Class I Directors, whose term expires at the Annual Meeting to be held in 2010:

Jeffrey D. Thomas	Director, Chief Executive Officer and President	41	2001
Richard D. C. Whilden (2)(3)	Director	74	2001
Ricardo Lopez Valencia (2)(3)	Director	42	2007

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Nominating Committee

Business Experience

Class III Directors

Brigitte M. Bren has served as a director of the Company since November 2001 and as a director of Ambassadors International, Inc., since February 2001. Since 1991, Ms. Bren has served as co-founder, president and chief executive officer of International Strategic Planning, Inc., an international business consulting firm specializing in advising U.S. companies expanding internationally. From 1999 to 2003, she served as of counsel to Arter & Hadden, LLP, in its Los Angeles office. From 1993 to 1995, Ms. Bren served as vice president of international marketing/sales and vice president of governmental affairs for Mark Goodson Productions.

Daniel G. Byrne has served as a director of the Company since May 2005. Since 1983, Mr. Byrne has served as executive vice president–finance, chief financial officer and assistant secretary of Sterling Financial Corporation. He is also the assistant secretary and treasurer of INTERVEST Mortgage Investment Company and Action Mortgage Company, and the secretary and treasurer of Harbor Financial. Before joining Sterling, Mr. Byrne was employed by the accounting firm of Coopers & Lybrand in Spokane, Washington. He is a past lieutenant governor of Kiwanis International. Mr. Byrne is a past member of the Board of Trustees, its Executive Committee and the Finance Committee for Gonzaga Preparatory School. He is a member of the Board of Directors of Spokane Community Mental Health. He serves as a member of the American Institute of Certified Public Accountants, the Washington Society of Certified Public Accountants, the Financial Manager’s Society and the American Community Bankers Association and its Accounting Committee. Mr. Byrne is a certified public accountant and graduated from Gonzaga University in 1977 with a bachelor’s degree in Accounting.

Rafer L. Johnson has served as a director of the Company since November 2001 and as a director of Ambassadors International, Inc. since 1995. Mr. Johnson is a world and Olympic record holder in the decathlon. Mr. Johnson devotes a substantial amount of his time to mentally and physically handicapped children and adults. He has been associated with California Special Olympics since its inception in 1969, served as the president of its board of directors for 11 years, and currently is chairman of its board of governors. He has been appointed to national and international foundations and presidential commissions, with a concentration on youth development. Mr. Johnson also is national head coach for Special Olympics International and a member of its board of directors. In addition, Mr. Johnson serves on a variety of special boards and committees in the worlds of sports and community services.

Class II Directors

James M. Kalustian has served as a director of the Company since May 2006. Since April 2007, Mr. Kalustian has served as vice president and general manager of Emerging Industries Business Unit of Fair Isaac Corporation (“Fair Isaac”). Mr. Kalustian has also served as vice president of Government Insurance Products Business Unit of Fair Isaac from March 2006 to March 2007. From November 2004 to February 2007, Mr. Kalustian served as vice president of the Pharmaceutical and Healthcare Business Unit of Fair Isaac. He also has managed Fair Isaac’s business strategy consulting practice. From May 1999 to October 2004, Mr. Kalustian led the healthcare practice and account management discipline and served as chief operating officer and a member of the board of directors of Braun Consulting, Inc. From 1994 to 1999, he was also a co-founder of Vertex Partners, a customer-focused strategic consulting firm that joined Braun in 1999. Prior to founding Vertex Partners, Mr. Kalustian served as a manager at the consulting firm of Corporate Decisions, Inc. (a division of Mercer Management Consulting), and in marketing positions for Raytheon Company, W.R. Grace & Company and Canada Dry.

John A. Ueberroth has served as chairman of the board of the Company since November 2001. Mr. Ueberroth has also served as chairman and chief executive officer of Preferred Hotel Group, Inc., a company in which he is the principal shareholder, since 2004. He served as co-chairman, director, chief executive officer and president of Ambassadors International, Inc. from 1995 to June 2004. He has also been a member of the board of directors of Navigant International from October 2003 to September 2006. Since 1989, Mr. Ueberroth has been a principal of Contrarian Group, Inc., an investment and management company. From 1990 to 1993, he served as chairman and chief executive officer of Hawaiian Airlines. From 1980 to 1989, Mr. Ueberroth served as president of Carlson Travel Group. In addition, Mr. Ueberroth has served as chairman of the Travel Industry Association of America during 1986 and 1987, and president of the United States Tour Operators Association during 1987 and 1988.

Joseph J. Ueberroth has served as a director of the Company since November 2001. He currently serves as president and chief executive officer of Ambassadors International, Inc., and has been a director of Ambassadors International, Inc., since August 2001. He also has served as president of Bellwether Financial since 1997. His other involvements include founder and co-chairman of BellPort Group, Inc., an international marina company, and as a general partner and managing member of CGI Opportunity Fund I and II, a venture capital operating company focused on early stage, high growth companies. Mr. Ueberroth also serves on the board of directors of Enwisen, Melones and International Greenhouse Products.

Class I Directors

Jeffrey D. Thomas has served as chief executive officer, president and director of the Company since November 2001. He served as president of Ambassador Programs, Inc., a wholly owned subsidiary of the Company, from August 1996 through July 2002, and has served as chief executive officer since January 2000. For Ambassadors International, Inc., he served as a director from August 2001 through February 2002 and as chief financial officer between January 1996 and February 2002. From 1989 to 1995, Mr. Thomas held a variety of strategy and business development positions with Adia Personnel Services (now Adecco), Contrarian Group, Inc., and Corporate Decisions, Inc.

Richard D. C. Whilden has served as a director of the Company since November 2001 and as a director of Ambassadors International, Inc., since 1995. Since November 2006, Mr. Whilden has served as the chairman of the board of Climos, Inc., a company primarily involved in climate sciences. Since 1990, Mr. Whilden has been a principal of Contrarian Group, Inc., an investment and management company, and from June 1996 to July 2000, he also served as chairman of the board. From March 1996 to March 2000, he served as president and chief executive officer of GetThere, Inc. In 1993 and 1994, he was chairman of the board of directors of Caliber Bank in Phoenix, Arizona, and was the chief executive officer, president and chairman of the board of directors of the bank’s holding company, Independent Bankcorp of Arizona, Inc. From 1959 to 1989, Mr. Whilden was employed by TRW, Inc., during which time he served as an executive vice president and general manager of the information businesses segment from 1984 to 1989.

Ricardo Lopez Valencia has served as director of the Company since May of 2007. In July 2007, Mr. Valencia joined Zamas Holdings, LLC, a venture capital and private equity firm, as principal. From 2001 to June 2007, he served as the vice president of Hispanic markets for ING Group. Since 2003, he has served as senior vice president, primarily responsible for the company’s diversity marketing initiatives and financial wealth development programs. Mr. Valencia currently serves on the boards of Children’s Action Alliance, National 4-H, the National Future Farmers of America Foundation, the Children’s Hospital Corporate Advisory, the New York Hispanic Ballet and the West Ed, a national nonprofit education research, development and service agency. Mr. Valencia has served on the boards of the National PTA, International Association of Marketing Students (DECA), the White House Millennium Youth Initiative and the U.S. Department of Education’s Partnership for Family Involvement. He previously served as the executive director of the National Future Farmers of America Alumni Association. In 1983, he became the first Hispanic president of Arizona’s Future Farmers of America. Mr. Valencia has also served as the director of education for USA Today, where he helped make K-12 outreach a major initiative for the nation’s newspaper. He also served as the director of professional development for career and technical education for the State of Arizona.

Relationships Among Directors or Executive Officers

Joseph J. Ueberroth, a member of the Company’s Board of Directors, is a nephew to John A. Ueberroth, the Company’s chairman of the board. Jeffrey D. Thomas, the Company’s chief executive officer, president and a member of the Company’s Board of Directors, is married to Margaret M. Thomas, the Company’s executive vice president, and president and chief operating officer of the Company’s wholly owned subsidiary, Ambassador Programs, Inc. Other than these relationships, there are no family relationships among the directors or executive officers of the Company.

Meetings of the Board of Directors and Committees of the Board of Directors

During 2007, there were four meetings of the Board of Directors. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. The members of each committee are selected by the majority vote of the Board of Directors. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and all committees on which such director served.

The Board of Directors has determined that each of the directors, except Jeffrey D. Thomas and John A. Ueberroth, is independent within the meaning of the rules and regulations of the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. (“Nasdaq”) director independence standards (“Listing Standards”), as currently in effect. Furthermore, the Board of Directors has determined that each of the members of each of the committees of the Board of Directors is “independent” within the meaning of the rules and regulations of the Securities and Exchange Commission and the Nasdaq Listing Standards, as currently in effect.

Audit Committee

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee makes recommendations for selection of the Company’s independent registered public accounting firm, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves professional services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and any non-audit fees, and reviews the financial statements of the Company and the adequacy of the Company’s internal accounting controls and financial management practices.

The Audit Committee consists of Daniel G. Byrne, chairman, Brigitte M. Bren, Rafer L. Johnson, and Joseph J. Ueberroth. The Board of Directors has determined that, based upon his prior work experience and his tenure and experience on the Company’s Audit Committee, Mr. Byrne qualifies as an “Audit Committee Financial Expert” as this term has been defined under the rules and regulations of the Securities and Exchange Commission.

There were nine meetings of the Audit Committee during the fiscal year ended December 31, 2007. See Report of Audit Committee. The charter of the Audit Committee is attached as Appendix A to the Company’s 2007 Proxy Statement filed with the Securities and Exchange Commission on April 2, 2007.

Compensation Committee

The Compensation Committee is responsible for determining compensation for the Company’s executive officers, reviewing and approving executive compensation policies and practices, and providing advice and input to the Board of Directors in the administration of the Company’s 2001 Equity Participation Plan (the “Incentive Plan”). The Compensation Committee from time to time engages and consults with independent compensation consultants Milliman USA, Inc. (“Milliman”) and Watson Wyatt & Company (“Watson Wyatt”) in the performance of its duties. Milliman and Watson Wyatt provide market data, historical compensation information, and advice regarding best practices in executive compensation and compensation trends for executive officers and directors. The Compensation Committee consists of Richard D. C. Whilden, chairman,

James M. Kalustian and Ricardo Lopez Valencia. There were four meetings of the Compensation Committee during the fiscal year ended December 31, 2007. See Compensation Committee Report.

Nominating Committee

The Nominating Committee evaluates nominations for new members of the Board of Directors. The Nominating Committee considers candidates based upon their business and financial experience, personal characteristics, expertise that is complementary to the background and experience of other Board of Directors members, willingness to devote the required amount of time to carrying out the duties and responsibilities of membership on the Board of Directors, willingness to objectively appraise management performance, and any such other qualifications the Nominating Committee deems necessary to ascertain the candidates’ ability to serve on the Board of Directors. The Nominating Committee consists of Richard D. C. Whilden, chairman, James M. Kalustian, and Ricardo Lopez Valencia. The charter of the Nominating Committee is attached to this Proxy Statement as Appendix A. There were two meetings of the Nominating Committee during the fiscal year ended December 31, 2007.

Director Nomination Process

The Nominating Committee will consider director candidates recommended by stockholders. Stockholders who wish to submit names of candidates for election to the Board of Directors must do so in writing. The recommendation should be sent to the following address: c/o Secretary, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 2001 South Flint Road, Spokane, Washington 99224. The Company’s secretary will, in turn, forward the recommendation to the Nominating Committee. The recommendation should include the following information:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

•	The name and contact information for the candidate;

•	A statement of the candidate’s occupation and background, including education and business experience;

•	Information regarding each of the factors considered by the Nominating Committee, as listed above, sufficient to enable the committee to evaluate the candidate;

•
A statement detailing (i) any relationship or understanding between the candidate and the Company, or any customer, supplier, competitor, or affiliate of the Company, and (ii) any relationship or understanding between the candidate and the stockholder proposing the candidate for consideration, or any affiliate of such stockholder; and

•	A statement that the candidate is willing to be considered for nomination by the committee and willing to serve as a director if nominated and elected.
    Stockholders must also comply with all requirements of the Company’s bylaws, a copy of which is available from the Company’s secretary upon written request, with respect to nomination of persons for election to the Board of Directors. The Company may also require any proposed nominee to furnish such other information as the Company or the committee may reasonably require to determine the eligibility of the nominee to serve as a director. In performing its evaluation and review, the committee generally does not differentiate between candidates proposed by stockholders and other proposed nominees, except that the committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.

The Nominating Committee did not receive any stockholder recommendations for nomination to the Board of Directors in connection with this year’s Annual Meeting. The nominees for election at the Annual Meeting as Class III Directors are the incumbent directors, Brigitte M. Bren, Daniel G. Byrne and Rafer L. Johnson. Stockholders wishing to submit nominations for next year’s annual meeting of stockholders must notify the Company of their intent to do so on or before the date specified under “Stockholder Proposals–Other Stockholder Proposals and Director Nominations.”

Compensation Committee Interlocks, Insider Participation in Compensation Decisions and Certain Transactions

The Compensation Committee is composed of three non-employee directors, Richard D. C. Whilden, chairman, James M. Kalustian and Ricardo Lopez Valencia. No executive officer of the Company has served during 2007 or subsequently as a member of the board of directors or compensation committee of any entity which has one or more executive officers who serve on the Company’s Board of Directors or the Compensation Committee. During fiscal 2007, no member of the Company’s Compensation Committee had any relationship or transaction with the Company required to be disclosed pursuant to Item 404 of Regulation S-K under the Exchange Act.

The Board of Directors unanimously recommends that you vote FOR the election of each of Brigitte M. Bren, Daniel G. Byrne and Rafer L. Johnson as Class III Directors of the Company. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, for each of the above-named nominees. The election of directors requires a plurality of the votes cast by the holders of the Company’s Common Stock present and voting at the Annual Meeting.

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Item 2 of the Proxy Card)

The Audit Committee of the Board of Directors has selected BDO Seidman, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2008, and the Board of Directors recommends that the stockholders ratify such appointment at the Annual Meeting.

BDO has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporation Law does not require the ratification of the selection of registered public accounting firm by the Company’s stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it advisable that the stockholders pass upon such selection. A representative of BDO will be present at this year’s Annual Meeting of Stockholders. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

In the event the stockholders fail to ratify the selection of BDO, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors unanimously recommends that you vote FOR this proposal (Proposal 2 on the Proxy) to ratify the selection of the independent registered public accounting firm. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual meeting.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm Fees

The following table represents fees charged for professional audit services rendered by BDO for the audit of the Company’s financial statements for the years ended December 31, 2007 and 2006, and fees billed by BDO for other services during those years.

	2007	2006
Audit Fees...	$309,000	$301,000
Audit-Related Fees...	10,000	9,000
Tax Fees...	—	—
All Other Fees...	—	—
Total...	$319,000	$310,000

Audit Fees consist of fees billed for professional services rendered for the integrated audit of the Company’s consolidated financial statements and the review of the Company’s interim consolidated financial statements included in quarterly reports and services that are normally provided by BDO in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of fees billed for assurance and related services, primarily related to the audit of the Company’s employee benefit plan financial statements, and are not reported under “Audit Fees.”

All Other Fees consist of fees for products and services other than the services described above.

Audit Committee’s Pre-Approval Policy

During 2007, the Audit Committee of the Board of Directors operated under policies and procedures pre-approving all audit and non-audit services provided by the independent registered public accounting firm and prohibiting certain services from being provided by the independent registered public accounting firm. The Company may not engage its independent registered public accounting firm to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures.

On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent registered public accounting firm during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

If the cost of any service exceeds the pre-approved monetary limit, such service must be approved by the Audit Committee. The Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve any audit or non-audit services to be provided to the Company by the independent registered public accounting firm for which the cost is less than $20,000 per quarter. The chairman must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting.

Independence

The Audit Committee has considered whether BDO’s provision of services other than its audit of the Company’s annual financial statement and its review of the Company’s quarterly financial statements is compatible with maintaining such independent registered public accounting firm’s independence and has determined that it is compatible.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis describes the Company’s compensation philosophy, objectives, and processes, including the methodology for determining executive compensation for the “Named Executive Officers,” as defined under the section entitled “Compensation of Executive Officers and Directors–Summary Compensation Table.” Please also refer to the more detailed compensation disclosures beginning with and following the “Summary Compensation Table” contained in this Proxy Statement.

Overview of Compensation Philosophy and Guiding Principles

The Company recognizes and values the critical role that executive leadership plays in its performance. The Company’s executive compensation philosophy is intended to ensure that executive compensation is aligned with its business strategy, objectives and stockholder interests, and is designed to attract, motivate and retain highly qualified and key executives. The Company’s executive compensation philosophy is designed to pay conservatively competitive total compensation based on continuous improvements in corporate performance, and individual and team contributions that are aligned with stated business strategies and objectives. To implement its philosophy, the Company sets base compensation at competitive levels relative to executives holding comparable positions at targeted peer-group companies and focuses heavily on performance based incentives to motivate and encourage employees to achieve superior results for the Company and its stockholders. Executive compensation elements generally consist of a base salary, an annual cash award and long-term equity compensation.

Role of the Compensation Committee

The Company’s Board of Directors appoints members to the Compensation Committee to assist in recommending, managing and reviewing executive compensation for the Named Executive Officers. The Compensation Committee reviews and approves salaries, annual awards, long-term incentive compensation, benefits, and other compensation in order to ensure that the Company’s executive compensation strategy and principles are aligned with its business strategy, objectives and stockholder interests. The Compensation Committee meets quarterly prior to the quarterly meeting of the Board of Directors. Each member of the Compensation Committee is independent within the meaning of the rules and regulations of the Securities and Exchange Commission and the Nasdaq Listing Standards, as currently in effect. Further, the Board of Directors has determined that each member of the Compensation Committee is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”).

Executive Compensation Methodology

The Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation to be paid to the Named Executive Officers. The Compensation Committee considers such corporate performance measures as net income, earnings per share, cash flow, growth and enrollments, and may vary its quantitative measurements from employee to employee, and from year to year. The Compensation  Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors such as superior individual performance, new responsibilities or positions within the Company, leadership ability and overall management contributions to the Company. The Company’s Chief Executive Officer consults with the Compensation Committee and provides recommendations with respect to the compensation of other Named Executive Officers. The Compensation Committee determines the compensation of the Chief Executive Officer in its executive sessions.

In general, the process by which the Compensation Committee makes decisions relating to executive compensation includes, but is not limited to, consideration of the following factors:

•	The Company’s executive compensation philosophy and practices
•	The Company’s performance relative to peers and industry standards
•	Success in attaining annual and long-term goals and objectives
•	Alignment of executive interests with stockholder interests through equity-based awards and performance-based compensation
•	Individual and team contributions, performance and experience
•	Total compensation and the mix of compensation elements for each Named Executive Officer

The Compensation Committee also evaluates the compensation of the Named Executive Officers in light of information regarding the compensation practices and corporate financial performance of other companies in the travel and marketing businesses. The Compensation Committee assesses competitive market compensation using a number of data sources reflecting industry practices of other organizations similar in size. The Compensation Committee reviews each component of the executive’s compensation against executive compensation surveys prepared by outside compensation consultants. The Company has used a compensation survey prepared in 2003 and 2004 by Milliman as well as compensation data provided by Equilar, Inc. (“Equilar”), in establishing a baseline in its review of each component of the executives’ compensation, which was then reviewed by Watson & Wyatt. Watson & Wyatt determined that the base line for each component of the executives’ compensation was commensurate with the marketplace. No compensation survey was prepared for the Compensation Committee during 2007. The Compensation Committee has engaged Watson Wyatt to perform an executive compensation survey for the Company during 2008. The surveys used for comparison reflect compensation levels and practices for executives holding comparable positions at targeted peer-group companies. These surveys collect compensation data from peer-group companies based primarily on the following characteristics: (1) market capitalization and annual revenues, and (2) revenue and earnings-per-share growth. The survey data utilized by the Compensation Committee generally includes:

•	base salary,
•	annual incentive award,
•	total cash compensation,
•	pay adjustment trends,
•	long-term incentives,
•	retirement and capital accumulation,
•	benefits and perquisites, and
•	equity ownership.

The survey conducted by Milliman provided compensation data on non-financial, publicly traded companies with sales between $100 million and $250 million. Equilar’s compensation data focused on profitable, companies with non-founder chief executive officers with sales between $100 million and $200 million, market capitalizations between $200 million and $300 million, and Chief Executive Officers with over one year of tenure. The following companies were included in the peer group comparison:

Cache Inc.	Comtech Telecommunications Corp. /DE/
Escalade Inc	Herley Industries Inc.
Horizon Organic Holding Corp	Lifetime Hoan Corp
Lindsay Manufacturing Co	Molecular Devices Corp.

MRO Software Inc	Overland Storage Inc.
Republic Bancorp Inc /KY/	Strattec Security Corp.
Tarragon Realty Investors Inc.	World Acceptance Corp.
Zoll Medical Corporation

  In implementing the Company’s compensation program, the Compensation Committee seeks to achieve a balance between compensation and the Company’s annual and long-term budgets and business objectives, encourage executive performance in furtherance of stated Company goals, provide variable compensation based on the performance of the Company, create a stake in the executive officer’s efforts by encouraging stock ownership in the Company, and align executive remuneration with the long-term interests of the Company’s stockholders.

Executive Compensation Program Elements

The Compensation Committee regularly reviews the Company’s compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. In addition, the Compensation Committee reviews each component of the Named Executive Officer’s compensation against executive compensation surveys of peer groups prepared by third party consultants with the intent to establish targeted levels of base salary, annual incentive awards and long-term incentive compensation. For 2007, the Compensation Committee established targets for annual incentive awards and equity based compensation based on a percentage of base salary. The particular elements of the compensation program for the Named Executive Officers consist of the following:

Base Salary. Base salary is set to attract and retain executive talent taking into consideration competitive market conditions with respect to comparable companies. Base salaries for the Named Executive Officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each executive officer’s position, and the experience the individual brings to the position. Salaries are reviewed periodically and adjusted as warranted. Factors that are considered in this review of executive officers base salary include, but are not limited to, sustained individual performance and long-term business growth and development. Base salaries are kept within a competitive range for each position, reflecting both job performance and market forces. Jeffrey D. Thomas’ salary in 2007 has not changed since 2004, while his maximum potential incentive award increased by 20%, which was consistent with the Company’s overall philosophy of emphasizing performance based incentives. In 2007, Margaret M. Thomas’ salary increased 10% to $220,000, as compared to $200,000 in 2006, and Chadwick Byrd’s salary increased approximately 15% to $155,000, as compared to $135,000, reflecting adjustments to maintain market competitiveness.

Annual Incentive Awards. Annual incentive awards are designed to focus the Company’s Named Executive Officers on annual operating achievement by compensating individuals based on achievement of specific goals related to Company performance and long-term stockholder value. Named Executive Officers are eligible for an annual incentive award, calculated by the Compensation Committee as a percentage of the executive officer’s base salary. For 2007, the maximum award for Named Executive Officers ranged from 100% to 220% of base annual salary, depending on the executive officer’s position. Jeffrey D. Thomas’ maximum incentive award increased from 200% to 220% in consideration for expanded business growth and development, program quality and operational efficiencies and in light of the fact that Mr. Thomas received no increase in base salary since 2004. In awarding the annual incentive award to Mr. Thomas, the Compensation Committee considered the fact that the Company’s stock price became decoupled from its 2007 earnings performance, when the Company posted its strongest earnings performance to date.  Historically, the Company’s current year earnings performance and its stock price have been somewhat correlated, but this is not the situation today. As a result, the Compensation Committee has engaged Watson Wyatt to review executive compensation in 2008 for 2009 and beyond, including improved correlation of annual incentive awards and long-term stockholder value. In addition, incentive targets for 2008 were approved by the Compensation Committee in August, 2007, based upon growth over 2007 results, which is currently forecasted to lead to a significantly reduced 2008 annual incentive award for Mr. Thomas (a decrease of  80% for 2008 over 2007), based upon current delegate enrollments.

The maximum incentive award opportunity for the other Named Executive Officers remained consistent as a percent of base salary for 2007. The Company pays annual incentive awards to its Named Executive Officers based upon the achievement of pre-established targets that are indicative of the Company’s performance, as well as individual performance milestones to the extent they are met by the executive officer.

The pre-established targets and individual performance milestones for 2007 for each Named Executive Officer were approved by the Compensation Committee in August 2006. In February 2008, the Compensation Committee reviewed actual performance during 2007 against the pre-established targets and individual milestones. A summary of the results of the Compensation Committee’s review is set forth below:

Jeffrey D. Thomas. Mr. Thomas was eligible for a maximum incentive award of 220% of his base salary, or $880,000. The Compensation Committee awarded Mr. Thomas the maximum incentive award based upon an evaluation of the following three performance milestones: 1) Earnings per Share; 2) Business Expansion; and 3) Personnel Development. The Compensation Committee assessed Mr. Thomas' performance relative to each component for 2007 as follows:

Earnings per Share:  A maximum of $31,700 was payable for every $0.01 that the Company’s earnings per share exceeded $1.25 per share. The Company’s earnings per share for 2007 was $1.55, resulting in a total contribution to Mr. Thomas’ annual incentive award of $824,200.

Business Expansion:  A maximum of $22,000 was payable based upon successfully testing a new product line or creating a relationship that could provide growth opportunities. The Compensation Committee determined that Mr. Thomas met basic expectations in achieving business expansion and awarded him 50% of the potential payment, increasing his annual incentive award by $11,000.

Personnel Development:  A maximum of $66,000 was payable based upon successful development and implementation of a management development program that promotes continuous improvement in management strategies, techniques and personnel. The Compensation Committee determined that Mr. Thomas exceeded expectations in achieving personnel development and awarded him 80% of the potential payment, increasing his annual incentive award by $52,800.

Margaret M. Thomas. Ms. Thomas was eligible for a maximum incentive award of 200% of her base salary, or $400,000. The Compensation Committee awarded Ms. Thomas the maximum incentive award based upon an evaluation of the following three performance milestones: 1) Earnings per Share; 2) Delegate Count; and 3) Organizational Development. The Compensation Committee assessed Ms. Thomas' performance relative to each component for 2007 as follows:

Earnings per Share:  A maximum of $14,400 was payable for every $0.01 that the Company’s earnings per share exceeded $1.25 per share. The Company’s earnings per share for 2007 was $1.55, resulting in a total contribution to Ms. Thomas’ annual incentive award of $374,400.

Delegate Count:  A maximum of $20,000 was payable based upon an enrollment of over 60,000 delegates as of February 1, 2007. The Compensation Committee determined that no payment would be made to Ms. Thomas' annual incentive award with regard to this milestone.

Organizational Development:  A maximum of $20,000 was payable based upon achieving strategic alignment of human resources. The strategic alignment objectives consisted of establishing organizational wide human resource objectives, including leadership development, objective personnel evaluations, training and development programs, and personnel retention. The Compensation Committee determined that Ms. Thomas exceeded outstanding expectations in achieving strategic alignment of human resources and awarded her 100% of the potential payment, increasing her annual incentive award by $20,000.

  Chadwick J. Byrd. Mr. Byrd was eligible for a maximum incentive award of $160,000. The Compensation Committee awarded Mr. Byrd an incentive award of $118,000 based upon an evaluation of the following three performance milestones: 1) Earnings per Share; 2) Establishment of a European Corporate

 Structure; and 3) Development and Implementation of a Strategic IT Operational Performance Plan. The Compensation Committee assessed Mr. Byrd's performance relative to each component for 2007 as follows:

Earnings per Share:  A maximum of $3,000 was payable for every $0.01 that the Company’s earnings per share exceeded $1.25 per share. The Company’s earnings per share for 2007 was $1.55, resulting in a total contribution to Mr. Byrd’s annual incentive award of $78,000.

European Corporate Structure:  A maximum of $40,000 was payable based upon establishment of a European corporate structure that maximizes financial, operating and legal efficiencies of the Company's international programs. The Compensation Committee determined that no payment would be made to Mr. Byrd's annual incentive award with regard to this milestone.

Strategic IT Operational Performance Plan:  A maximum of $40,000 was payable based upon achieving development and implementation of a strategic IT operational performance plan. The IT operational performance plan is built around a risk assessment of the Company’s IT infrastructure and environment, to develop a plan to mitigate risks identified, and develop and implement a plan to prioritize key organizational IT initiatives. The Compensation Committee determined that Mr. Byrd exceeded outstanding expectations in achieving this milestone and awarded him 100% of the potential payment, increasing his annual incentive award by $40,000.

Information regarding the annual incentive compensation for 2007 awarded to each of the Named Executive Officers is shown in the “Non-Equity Incentive Plan Information” column of the “Summary Compensation Table” and the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column of the “Grants of Plan-Based Awards Table”.

Long-Term Incentive Compensation/Equity-Based Awards. The Company’s long-term incentive program is designed to retain the Named Executive Officers and to align the interests of the Named Executive Officers with the interests of the Company’s stockholders. The Company’s long-term incentive program consists of periodic grants of stock options and restricted stock, which are made at the discretion of the Compensation Committee under the Incentive Plan. Decisions made by the Compensation Committee regarding the amount of the grant and other discretionary aspects of the grant take into consideration Company performance, individual performance and experience, contributions to the Company’s development, competitive forces to attract and retain senior management, and the nature and terms of grants made in prior years. The Compensation Committee considers in its evaluation of stock options and restricted stock grants, the survey and compensation data provided by Milliman and Equilar, which sets forth median levels of option and stock grants for similar sized companies. Factors considered by the Compensation Committee in determining the mix of stock option grants and restricted stock grants include, but are not limited to, (i) the dilutive affect of the grants, (ii) dividends provided by restricted stock, (iii) executive officer retention due to the four-year cliff vesting of restricted stock, and (iv) incentive for growth of share price on stock options.

Under the Incentive Plan, in addition to options and restricted stock, the Compensation Committee may also grant, in its discretion, stock appreciation rights and may make other awards.

The Compensation Committee typically grants awards to the Named Executive Officers under the Incentive Plan at its fourth-quarter meeting held each year. Except in very limited circumstances, the Compensation Committee does not grant equity awards to Named Executive Officers at other times during the year. All equity awards are made at fair market value on the date of grant, which is the date on which the Compensation Committee authorizes the grant. Under the Incentive Plan, fair market value is determined by the closing price of the Company’s Common Stock on the date of grant.

  Benefits and Perquisites. Benefits and perquisites are designed to attract and retain key employees in light of competitive market conditions. Currently, the Named Executive Officers are eligible to participate in benefit plans available to all employees including our 401(k) Plan and the Incentive Plan. Other benefits and perquisites are limited and are provided at the discretion of the Compensation Committee. These benefits include medical and dental health insurance plans and life and long-term disability insurance plan benefits. The 401(k) Plan and the medical and dental plans require each participant to pay a contributory amount. The

Company provides a matching contribution to its 401(k) Plan, that is discretionary, for participating employees, including the Named Executive Officers. Employee individual plan contributions are subject to the maximum contribution allowed by the Internal Revenue Service. Under the Company’s long-term disability insurance plan, the Company pays insurance premiums of up to $50,000. The Company also supports and encourages Named Executive Officers to hold memberships at local country clubs, for which the Company pays business-related expenses. These memberships are deemed to provide business value to the Company because they provide a place for executives to continue to interact with customers and develop business during non-business hours. The Company requires that any personal use of country club facilities for exercise or food be paid directly by the Named Executive Officer. Although the benefits and perquisites are considered when determining the overall compensation of the Named Executive Officers, the amounts involved are not deemed to be so material as to significantly impact the other types of compensation provided to them.

Severance Benefits. On September 27, 2006, we entered into an employment agreement with Jeffrey D. Thomas, which provides for certain severance benefits upon: (i) a termination of his employment by us for cause or by Mr. Thomas without good reason; (ii) termination of his employment by us without cause or by Mr. Thomas with good reason; (iii) termination of his employment by us without cause or by Mr. Thomas with good reason in connection with a change in control; and (iv) his death or permanent disability. The Company designed Mr. Thomas’ severance package to be commensurate with the marketplace and set payout amounts at levels it deemed appropriate to retain the services of Mr. Thomas in light of his significant personal knowledge, significant business experience, established track record in this business sector, and his contacts in the travel industry. The terms of Mr. Thomas’ severance benefits are summarized below under the heading “Employment Contracts, Termination of Employment and Change in Control Arrangements.” The Company has not entered into employment agreements with any other Named Executive Officer.

Total Compensation Mix

The Compensation Committee believes that the elements described above provide a well-proportioned mix of security-oriented compensation, at-risk or performance-based compensation, and retention-based compensation that produces short-term and long-term incentives and rewards. The Company believes this compensation mix provides the Named Executive Officers a measure of security as to the minimum levels of compensation they are eligible to receive, while motivating the Named Executive Officers to focus on the business measures that will produce a high level of performance for the Company, as well as reducing the risk of recruitment of highly qualified executive talent by our competitors. The mix of annual incentives and equity-based awards likewise provides an appropriate balance between short-term financial performance and long-term financial and stock performance. The Company believes that its compensation mix results in a pay-for-performance orientation that is aligned with its compensation philosophy to pay median pay for median performance and above-market pay for superior performance.

Impact of Accounting and Tax on the Form of Compensation

The Compensation Committee considers applicable tax, securities laws and accounting regulation in structuring and modifying its compensation arrangements and employee benefit plans. The Compensation Committee has considered the impact of the Statement of Financial Accounting Standard No. 123, “Share-Based Payment” (“SFAS 123R”), which the Company adopted in 2006, on the Company’s use of equity-based awards. This consideration factored heavily in the Company’s decision with respect to restricted stock and stock options grants made in 2006 and 2007 and limited the total equity-based awards granted to non-executives. The Compensation Committee also considers the limits on deductibility of compensation imposed by Section 162(m) of the Code with respect to annual compensation exceeding $1.0 million and Section 280(b) of the Code with respect to change in control payments exceeding specified limits.

Executive Officers

Jeffrey D. Thomas, age 41, has served as chief executive officer and president of the Company since November 2001. He has served as president of Ambassador Programs, Inc., a wholly owned subsidiary of the Company, from August 1996 through July 2002, and chief executive officer since January 2000. For Ambassadors International, Inc., he served as chief financial officer between January 1996 and February 2002. From 1989 to 1995, Mr. Thomas held a variety of strategy and business development positions with Adia Personnel Services (now Adecco), Contrarian Group, Inc., and Corporate Decisions, Inc.

Margaret M. Thomas, age 41, has served as executive vice president of the Company since November 2001. She served as chief financial officer and secretary of the Company from November 2001 through October 2003. She has also served as president of Ambassador Programs, Inc., since August 2002, chief operating officer of Ambassador Programs, Inc., since January 2002, and chief financial officer of Ambassador Programs, Inc., from November 1997 through May 2006. Ms. Thomas served as treasurer of Ambassadors International, Inc., from February 1999 through February 2002. From 1988 to 1995, Ms. Thomas was in public accounting and employed by Ernst & Young LLP and PricewaterhouseCoopers LLP, and also was the financial reporting officer for Physio-Control Corporation.

Chadwick J. Byrd, age 36, has served as chief financial officer and secretary of the Company since July 2005. Mr. Byrd served as chief group controller of Fred Olsen Energy ASA (“Fred Olsen”) in Oslo, Norway beginning in 2004. He also served as corporate controller and financial controller of Fred Olsen between 1999 and 2003. Headquartered in Oslo, Norway, Fred Olsen provides international exploration and production services to the offshore oil and gas industry. Before joining Fred Olsen, Mr. Byrd was in public accounting employed by KPMG between 1995 and 1999.

Summary Compensation Table

The following table sets forth the compensation for the principal executive officer, the principal financial officer, and the Company’s only other executive officer serving on December 31, 2007 whose individual remuneration exceeded $100,000 for the fiscal year ended December 31, 2007 (the “Named Executive Officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards[1] ($)	Option Awards[2] ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation[3] ($)	Total ($)
Jeffrey D. Thomas, Chief Executive Officer and President	2007	400,000	—	667,290	754,460	880,000	—	16,691	2,718,441

Margaret M. Thomas, Executive Vice President	2007	220,000	—	71,862	79,884	394,400	—	12,944	779,090

Chadwick J. Byrd, Chief Financial Officer and Secretary	2007	155,000	—	80,912	29,798	118,000	—	10,361	394,071

1
The amounts in the “Stock Awards” column are calculated using the provisions of SFAS 123R. For a description of SFAS 123R and the assumptions used in determining the value of the stock awards, see the notes to the financial statements included in our Annual Report on Form 10-K filed on March 6, 2008.

[2]
The amounts in the “Option Awards” column are calculated using the provisions of SFAS 123R. For a description of SFAS 123R and the assumptions used in determining the value of the option awards, see the notes to the financial statements included in our Annual Report on Form 10-K filed on March 6, 2008

[3]	Individual breakdowns of amounts set forth in “All Other Compensation” are as follows:

Name	Matching 401(k) Contributions $	Membership Dues $	Medical and Dental Health Insurance Payments $	Life and L-T Disability Insurance Payments $	Total All Other Compensation $
Jeffrey D. Thomas	7,750	3,540	4,381	1,020	16,691
Margaret M. Thomas	6,567	1,408	4,381	588	12,944
Chadwick J. Byrd	4,650	—	5,279	432	10,361

Company Plans

2001 Equity Participation Plan

The Company’s officers, directors and employees are eligible to receive restricted stock and options to purchase shares of the Company’s Common Stock under the Company’s Incentive Plan. Stock options have an exercise price equal to 100% of the fair market value of the Company’s Common Stock on the date of grant. Stock options expire ten years after the date of grant and vest over four years, at 25% per year. Restricted stock vests 100% after four years from the date of grant for employees, and vests 100% after one year from the date of grant for directors.

During the fiscal year ended December 31, 2007, options to purchase 202,584 shares of the Company’s Common Stock were granted under the Incentive Plan. In addition, during the Company’s 2007 fiscal year, 57,297 shares of restricted stock were granted under the Incentive Plan. During the fiscal year ended December 31, 2007, 21,079 options to purchase and restricted shares of Common Stock were forfeited under the Incentive Plan. Options to purchase shares of Common Stock and restricted stock grants totaling 1,700,022 shares of Common Stock were outstanding and held by 104 officers, directors and employees at December 31, 2007. As of December 31, 2007, the weighted-average exercise price of the outstanding options and stock grants was $10.97.

Profit Sharing Plan

In March 2002, the Company established a 401(k) Profit-Sharing Plan (the “401(k) Plan”). Employees are eligible to participate in the 401(k) Plan upon six months of service and 18 years of age. Employees may contribute up to 92% of their salary, subject to the maximum contribution allowed by the Internal Revenue Service. The Company’s matching contribution is discretionary based upon approval by management. Target levels are established by management to be competitive in the market place.  The Company’s matching contribution for 2007 was up to 3% of the employee’s base salary but not to exceed $7,750. Employees are 100% vested in their contributions and vest in Company matching contributions equally over four years. During the year ended December 31, 2007, the Company contributed approximately $192,000 to the 401(k) Plan.

Equity Compensation Plan Information
	(a)	(b)	(c)
Number of securities
remaining available
	Number ofSecurities		forfuture issuance
	to be issued	Weighted-average	underequity compensation
	upon exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected
Plan category	warrants and rights	warrants and rights	in column (a))
Equity compensation plans approved by security holders	1,700,022	$10.97	541,153
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,700,022	$10.97	541,153

Grants of Plan-Based Awards Table

The following table sets forth the plan-based grants made during the fiscal year ended December 31, 2007 to each of our Named Executive Officers.

Name and Principal Position[1]	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards[2]		All Other Stock Awards: Number of Shares of Stock or Units[3] (#)	All Other Option Awards: Number of Securities Underlying Options[4] (#)	Exercise or Base Price of Option Awards[5] ($/Sh)	Grant Date FairValue of Options and Awards[6] ($)
		Target ($)	Maximum ($)
Jeffrey D. Thomas	11/8/07			39,000	119,000	17.11	1,421,750
Chief Executive Officer and President	8/15/06	400,000	880,000

Margaret M. Thomas	11/8/07			4,200	12,600	17.11	151,746
Executive Vice President	8/15/06	200,000	400,000

Chadwick J. Byrd	8/10/07			1,400	—	—	53,536
Chief Financial Officer	11/8/07			1,600	4,700	17.11	57,174
	8/15/06	80,000	160,000

[1]	The Company does not maintain an equity plan that provides for payments based upon achievement of threshold, target and/or maximum goals.
[2]
The amounts in these columns include the target and maximum amounts for each Named Executive Officer under individual non-incentive compensation plans as approved by the Compensation Committee on August 15, 2006 for fiscal 2007. The plans do not have a threshold or minimum payout amount.

[3]	Restricted stock vests 100% after four years from the date of grant.
[4]	The option grants vest over four years at 25% per year, and expire after ten years.
[5]	The exercise price for grants of stock options is determined using the closing price of the Company’s Common Stock on the date of grant.
[6]
The grant date fair value of the stock options and restricted stock awards shown in the table above was computed in accordance with SFAS 123R and represents the total projected expense to the Company of grants made in 2007. For a description of SFAS 123R and the assumptions used in determining the value of the stock options and restricted stock awards, see the notes to the financial statements included in our Annual Report on Form 10-K filed on March 6, 2008.

Outstanding Equity Awards Value at Fiscal Year-End Table

The following table sets forth the outstanding equity awards as of December 31, 2007.

	Option Awards					Stock Awards
										Equity
										Incentive
									Equity	Plan
			Equity						Incentive	Awards:
			Incentive						Plan	Market
			Plan						Awards:	or Payout
			Awards:					Market	Number of	Value of
	Number of	Number of	Number of			Number		Value of	Unearned	Unearned
	Securities	Securities	Securities			of Shares		Shares or	Shares,	Shares,
	Underlying	Underlying	Underlying			or Units of		Units of	Units or	Units or
	Unexercised	Unexercised	Unexercised	Option		Stock That		Stock That	Other	Other
	Options	Options	Unearned	Exercise	Option	Have Not		Have Not	Rights	Rights
Name and	Exercisable	Unexercisable[1]	Options	Price[2]	Expiration	Vested[3]		Vested[4]	That Have	That Have
Principal Position	(#)	(#)	(#)	($)	Date	(#)		($)	Not Vested	Not Vested
Jeffrey D. Thomas	306	—	—	$3.48	2/11/10
Chief Executive	85,418	—	—	$3.99	5/31/10
Officer and	250,000	—	—	$6.00	3/01/12
President	60,236	—	—	$9.75	11/07/13
	76,128	25,376	—	$16.74	11/18/14
	42,823	42,823	—	$26.80	11/11/15
	16,250	48,750	—	$27.46	11/09/16
	—	119,000	—	$17.11	11/08/17
						175,117	[5]	$3,206,392

Margaret M. Thomas	17,084	—	—	$3.99	5/31/10
Executive Vice	3,418	—	—	$4.96	11/03/10
President	90,000	—	—	$6.00	3/01/12
	19,592	—	—	$9.75	11/07/13
	8,458	2,820	—	$16.74	11/18/14
	6,000	6,000	—	$26.80	11/11/15
	1,500	4,500	—	$27.46	11/09/16
	—	12,600	—	$17.11	11/08/17
						16,486	[6]	$301,859
Chadwick J. Byrd	15,000	15,000	—	$21.09	8/12/15
Chief Financial	500	1,500	—	$27.46	11/09/16
Officer	—	4,700	—	$17.11	11/08/17
						4,000	[7]	$73,240

[1]	Each option grant has a ten-year term and vests pro rata over four years beginning on the first anniversary of the grant date.

[2]	The exercise price for grants of stock options is determined using the closing price of the Company’s Common Stock on the date of grant.

[3]	Restricted stock vests 100% after four years from the date of grant.

[4]	The market value of shares of restricted stock that has not vested was determined using the closing date market price of the Company’s Common Stock on December 31, 2007, $18.31 per share.

[5]
Consists of: (i) 78,572 shares granted on November 18, 2004; (ii) 32,545 shares granted on November 11, 2005; (iii) 25,000 shares granted on November 9, 2006; and (iv) 39,000 shares granted on November 8, 2007.

[6]
Consists of: (i) 4,286 shares granted on November 18, 2004; (ii) 5,000 shares granted on November 11, 2005; (iii) 3,000 shares granted on November 9, 2006; and (iv) 4,200 shares granted on November 8, 2007.

[7]	Consists of: (i) 1,000 shares granted on November 9, 2006; (ii) 1,400 shares granted on August 10, 2007; and (iii) 1,600 shares granted on November 8, 2007.

Option Exercises and Stock Vested Table

The following table sets forth certain information with respect to exercised options and vested stock awards for the fiscal year ended December 31, 2007.

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value Realized	Shares	Value Realized
Name and	Acquired	on Exercise[1]	Acquired	on Vesting
Principal Position	on Exercise	($)	on Vesting	($)
Jeffrey D. Thomas	85,112	$2,777,998	—	—
Chief Executive Officer and President
Margaret M. Thomas	34,170	$888,572	—	—
Executive Vice President
Chadwick J. Byrd	—	—	—	—
Chief Financial Officer

[1]	Represents the difference between the closing price of the Company’s Common Stock on the date of exercise and the exercise price, multiplied by the number of shares covered by the options.

Pension Benefits

The Company does not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

The Company does not maintain any non-qualified defined contribution or deferred compensation plans.

Employment Contracts, Termination of Employment and Change in Control Arrangements

On September 27, 2006, the Company entered into an Employment Agreement with its president and chief executive officer, Jeffrey D. Thomas. The description of the Employment Agreement set forth below does not purport to be complete and is qualified in its entirety by reference to the text of the Employment Agreement, which was attached as exhibit to the Company’s Form 8-K filed on October 3, 2006 with the Securities and Exchange Commission and is incorporated by reference herein.

Termination of Employment under Specific Circumstances Triggering Payment

In the event the Employment Agreement is terminated for any of the reasons set forth below, Mr. Thomas will be entitled to receive certain compensation as more fully described herein. The severance benefits set forth below are designed to maintain a productive, long-term relationship between the Company and Mr. Thomas and are consistent with severance benefits offered to officers in similar industries or sized companies.

Termination for “Cause” or without “Good Reason”

The Company may terminate the Employment Agreement for “Cause” or Mr. Thomas may terminate without “Good Reason” as defined in the Employment Agreement. If Mr. Thomas is terminated by the Company for “Cause” or Mr. Thomas terminates his employment without “Good Reason,” then Mr. Thomas will be entitled to receive any unpaid salary, unpaid expenses, unpaid vacation days, and any other benefits provided to him under the Company’s Benefit Programs through the date of his termination. The Employment Agreement also contains certain restrictive covenants and other prohibitions that preclude Mr. Thomas from competing with the Company or soliciting its employees or customers for two (2) years from the effective date of termination of his employment. In consideration for these obligations and covenants to be performed by Mr. Thomas following termination by the Company for "Cause" or termination by Mr. Thomas without

 “Good Reason,” Mr. Thomas will be entitled to receive (1) $100,000 on the effective date of termination of his employment, plus (2) an amount equal to the average annual base salary plus the average annual bonus paid to Mr. Thomas for the two full fiscal years immediately preceding his termination less $100,000, one  year following the date of his termination, provided that Margaret Thomas is employed by the Company during the entire one-year period.

If Mr. Thomas were terminated by the Company for “Cause” or Mr. Thomas terminated his employment without “Good Reason” on December 31, 2007, the maximum severance payments owed to Mr. Thomas would have been as follows:

Termination for “Cause” or without “Good Reason”
Unpaid Salary	$—

Unpaid Expenses	—

Unpaid Vacation Days	44,614

Amounts Due under Benefit Programs[1]	—
Noncompete/Nonsolicitation Payment[2]	2,597,300
Total [3]	$2,641,914

[1]	Consists of life and disability insurance benefits.

[2]
In determining the annual bonuses to be paid to Mr. Thomas as a portion of the Noncompete/Nonsolicitation Payment, the Company included the cash amounts owed to Mr. Thomas as well as the value ascribed for financial accounting purposes on the date of grants of any stock options and/or restricted stock issued to Mr. Thomas.

[3]
Any payments or other consideration to be received are subject to the deduction limitations and tax imposed by Sections 280G and 4999 of the Code, or to any similar tax imposed by state or local law, or to any interest or penalties with respect to such taxes (collectively “Excise Tax”). Any such payments and value of the other consideration will be reduced, or refunded, as the case may be, by the minimum amount necessary so as to avoid the application of any Excise Tax.

Termination without “Cause” or with “Good Reason”

Under the terms of the Employment Agreement, the Company may terminate Mr. Thomas’ employment without “Cause” by delivering written notice to him. In this case, termination will be effective on the date that notice is received by Mr. Thomas or such later date, not to exceed three (3) months, as may be specified in the notice. In addition, under the terms of the Employment Agreement, Mr. Thomas may terminate his employment with “Good Reason” by delivering written notice to the Company. In this case, termination will be effective thirty (30) days after the date notice is received by the Company or such later date, not to exceed three (3) months, as may be selected by the Board of Directors. In the event the Company terminates Mr. Thomas’ employment without “Cause” or Mr. Thomas terminates his employment with “Good Reason,” then on the effective date of termination, the Company will pay Mr. Thomas any unpaid salary, unpaid expenses, unpaid vacation days, a prorated bonus and any benefits provided to him under the Company’s Benefit Programs. In addition, the Company will be required to pay Mr. Thomas an amount equal to the projected costs of his medical insurance for eighteen (18) months immediately following termination. Furthermore, all of Mr. Thomas’ unvested stock options and stock grants will fully vest upon the date his termination becomes effective. The Employment Agreement also contains certain restrictive covenants and other prohibitions that preclude Mr. Thomas from competing with the Company or soliciting its employees or customers for two (2) years from the effective date of termination of his employment. In consideration for these obligations and covenants to be performed by Mr. Thomas following termination by the Company without “Cause” or termination by Mr. Thomas with “Good Reason,” Mr. Thomas will be entitled to receive an amount equal to the average annual base salary plus the average annual bonus paid to Mr. Thomas for the two (2) full fiscal years immediately preceding his termination.

If Mr. Thomas had been terminated on December 31, 2007 without “Cause” or Mr. Thomas resigned with “Good Reason” on December 31, 2007, the maximum severance payments owed to Mr. Thomas would have been as follows:

Termination without “Cause” or for “Good Reason”
Unpaid Salary	$—

Unpaid Expenses	—

Unpaid Vacation Days	44,614

Prorated Bonus	880,000

Amounts Due under Benefit Programs[1]	—

Medical Insurance	9,423

Accelerated Vesting of Stock Options and Restricted Stock[2]	3,389,159
Noncompete/Nonsolicitation Payment[3]	2,597,300
Total[4]	$6,920,496

1	Consists of life and disability insurance benefits.

[2]
The stock option value is calculated by multiplying the number of unvested shares by the difference between the grant price and the closing stock price on December 31, 2007 ($18.31). The value of restricted stock is calculated by multiplying the number of unvested shares by the closing stock price on December 31, 2007.

[3]
In determining the annual bonuses to be paid to Mr. Thomas as a portion of the Noncompete/Nonsolicitation Payment, the Company included the cash amounts owed to Mr. Thomas as well as the value ascribed for financial accounting purposes on the date of grants of any stock options and/or restricted stock issued to Mr. Thomas.

[4]
Any payments or other consideration to be received are subject to the deduction limitations and tax imposed by Sections 280G and 4999 of the Code, or to any Excise Tax. Any such payments and value of the other consideration will be reduced, or refunded, as the case may be, by the minimum amount necessary so as to avoid the application of any Excise Tax.

Termination without “Cause” or with “Good Reason” in Connection with a “Change in Control”

In the event the Company terminates Mr. Thomas’ employment without “Cause” or Mr. Thomas terminates his employment with “Good Reason,” and the notice of termination is given in anticipation of, or within the two (2) year period immediately following a “Change in Control,” Mr. Thomas will be entitled to receive, in addition to the amounts provided for in the section entitled “Termination without ‘Cause’ or with ‘Good Reason’” set forth above, an amount equal to the average of his annual base salary and average annual bonus for the two (2) full fiscal years immediately preceding termination. For purposes of the Employment Agreement, “Change in Control” means the occurrence of any of the following events: (i) any sale, lease, license, exchange or other transfer to a party not affiliated with the Company (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of Company; (ii) a merger or consolidation of the Company and the Company is not the surviving entity; (iii) a reorganization or liquidation of the Company; or (iv) a merger, consolidation, tender offer or any other transaction involving the Company, if the equity holders of the Company immediately before such merger, consolidation, tender offer or other transaction do not own, directly or indirectly, immediately following such merger, consolidation, tender offer or other transaction, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from such merger, consolidation, tender offer or other transaction.

If Mr. Thomas had been terminated on December 31, 2007 without “Cause” or Mr. Thomas resigned with “Good Reason” on December 31, 2007 in connection with a “Change in Control,” the maximum severance payments owed to Mr. Thomas would have been as follows:

Termination without “Cause” or for “Good Reason” in connection with a “Change in Control”
Unpaid Salary	$—
Unpaid Expenses	—
Unpaid Vacation Days	44,614
Prorated Bonus	880,000
Amounts Due under Benefit Programs[1]	—
Medical Insurance	9,423
Accelerated Vesting of Stock Options and Restricted Stock[2]	3,389,159
Noncompete/Nonsolicitation Payment[3]	2,597,300
Amount Due upon Change in Control[4]	2,597,300
Total[5]	$9,517,796

[1]	Consists of life and disability insurance benefits.
[2]
The stock option value is calculated by multiplying the number of unvested shares by the difference between the grant price and the closing stock price on December 31, 2007 ($18.31). The value of restricted stock is calculated by multiplying the number of unvested shares by the closing stock price on December 31, 2007.

[3]
In determining the annual bonuses to be paid to Mr. Thomas as a portion of the Noncompete/Nonsolicitation Payment, the Company included the cash amounts owed to Mr. Thomas as well as the value ascribed for financial accounting purposes on the date of grants of any stock options and/or restricted stock issued to Mr. Thomas.

[4]
In determining the annual bonuses to be paid to Mr. Thomas as a portion of the payment owed to him upon a “Change in Control,” the Company included the cash amounts owed to Mr. Thomas as well as the value ascribed for financial accounting purposes on the date of grants of any stock options and/or restricted stock issued to Mr. Thomas.

[5]
Any payments or other consideration to be received are subject to the deduction limitations and tax imposed by Sections 280G and 4999 of the Code, or to any Excise Tax. Any such payments and value of the other consideration will be reduced, or refunded, as the case may be, by the minimum amount necessary so as to avoid the application of any Excise Tax.

Death or Permanent Disability

Pursuant to the terms of the Employment Agreement, Mr. Thomas’ employment will terminate immediately upon the date of his death. In the event that Mr. Thomas becomes physically or mentally disabled so as to become unable for more than one hundred eighty (180) days in the aggregate in any twelve (12) month period to perform his duties on a full-time basis with reasonable accommodations, the Company may, at its sole discretion, terminate Mr. Thomas’ employment. Upon the date of Mr. Thomas’ death, if during the term of his employment, or upon the Company’s termination of his employment due to a disability, then Mr. Thomas will be entitled to all unpaid salary, unpaid expenses, unpaid vacation days, a prorated bonus and any benefits provided to him under the Company’s Benefit Programs through the date of his death or termination for disability. In addition, all of Mr. Thomas’ unvested stock options and stock grants in Company will fully vest on the date of his termination of employment with the Company.

If Mr. Thomas died or the term of his employment was terminated on December 31, 2007 due to a disability, the maximum severance payments owed to Mr. Thomas would have been as follows:

Death or Disability
Unpaid Salary	$—
Unpaid Expenses	—
Unpaid Vacation Days	44,614
Prorated Bonus	880,000
Amounts Due under Benefit Programs[1]	50,000
Accelerated Vesting of Stock Options and Restricted Stock[2]	3,389,159
Total[3]	$4,363,773

[1]	Consists of life and disability insurance benefits.
[2]
The stock option value is calculated by multiplying the number of unvested shares by the difference between the grant price and the closing stock price on December 31, 2007 ($18.31). The value of restricted stock is calculated by multiplying the number of unvested shares by the closing stock price on December 31, 2007.

[3]
Any payments or other consideration to be received are subject to the deduction limitations and tax imposed by Sections 280G and 4999 of the Code, or to any Excise Tax. Any such payments and value of the other consideration will be reduced, or refunded, as the case may be, by the minimum amount necessary so as to avoid the application of any Excise Tax.

Director Compensation Table

The following table provides compensation information for the fiscal year ended December 31, 2007 for each member of the Company’s Board of Directors.

Name[1]	Fees Earned or Paid in Cash ($)	Stock Awards[2] ($)	Option Awards[2] ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation[3] ($)	Total ($)
James M. Kalustian	24,000	12,509	8,490	—	—	—	44,999
John A. Ueberroth	100,000	—	—	—	—	—	100,000
Joseph J. Ueberroth	24,000	12,509	8,490	—	—	—	44,999
Ricardo Lopez Valencia	18,000	12,509	8,490	—	—	—	38,999
Jeffrey D. Thomas[4]	—	—	—	—	—	—	—
Richard D. C. Whilden	30,000	12,509	8,490	—	—	—	50,999
Brigitte M. Bren	24,000	12,509	8,490	—	—	—	44,999
Daniel G. Byrne	31,000	12,509	8,490	—	—	—	51,999
Rafer L. Johnson	23,000	12,509	8,490	—	—	—	43,999
Dale F. Frey[5]	6,000	—	—	—	—	—	6,000
____________________

[1]
As the Company’s Chairman of the Board, John A. Ueberroth receives an annual $100,000 fee paid in cash. Each of the Company’s other, non-employee directors receive an annual fee of approximately $45,000 per year, paid $20,000 in cash and approximately $25,000 in equity. Moreover, each of the Company’s non-employee directors receive $1,000 per Board meeting attended. Equity compensation is split between options and restricted stock grants. Pursuant to the Incentive Plan, each grant of non-qualified stock options is granted at the fair market value of the Common Stock on the date of grant, and vests in four equal annual installments commencing one year from the date of grant. Each grant of restricted stock is granted at the fair market value of the Common Stock on the date of grant and vests one year from the date of grant. Committee chairpersons receive $7,000 annually. Committee members also receive up to $1,000 per committee meeting attended, when the committee meeting takes place on a day other than a Board meeting. These amounts are payable in cash. Additionally, each director is reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board and committee meetings.

[2]
Amounts calculated utilizing the provisions of SFAS 123R. For a description of SFAS 123R and the assumptions used in determining the value of the stock options and restricted stock awards, see the notes to the financial statements included in our Annual Report on Form 10-K filed on March 6, 2008.

[3]	Pursuant to the rules of the Securities and Exchange Commission, all other compensation is not required to be disclosed unless the aggregate value of such compensation is $10,000 or more.
4	See “Summary Compensation Table” for disclosure related to Jeffrey D. Thomas who is a Named Executive Officer.
5	Dale F. Frey did not stand for re-election at the Company’s annual meeting of stockholders on May 2, 2007. Consequently, Mr. Frey’s term as a director expired on May 2, 2007.

INTERESTS OF DIRECTORS, OFFICERS AND OTHERS IN CERTAIN TRANSACTIONS

The Company recognizes that transactions between the Company and related persons present a potential for actual or perceived conflicts of interest. Pursuant to the rules of the Securities and Exchange Commission, the Company deems a related party transaction to be any transaction or series of related transactions in excess of $120,000 in which the Company is a party and in which a Related Party has a material interest (each a “Related Party Transaction”). For this purpose, a Related Party is defined to include directors, director nominees, executive officers, 5% beneficial owners and members of their immediate families.

The Company does not have a written policy regarding the review and approval of Related Party Transactions, but collects information about potential Related Party Transactions in its annual questionnaires completed by directors and executive officers of the Company. Potential related party transactions are first reviewed and assessed by the Company's executive management to consider the materiality of the transaction. A material related party transaction is approved or ratified only if the disinterested members of the Board of Directors determine that it is in, or is not inconsistent with, the best interests of the Company and its stockholders and in compliance with the rules of the Securities and Exchange Commission.

During 2007, the Company entered into a lease termination agreement with the landlord of the Company's leased property located at 110 South Ferrall and 25 South Ferrall, Spokane, Washington. Pursuant to the terms of the lease termination agreement, the Company and the landlord of the property agreed to pay the landlord's commercial broker, Selkirk Real Estate, LLC, and the Company’s listing agent, Cornerstone Property Advisors, LLC (“Cornerstone”), an aggregate commission of approximately $236,380, to be equally shared among the commercial broker and the listing agent. Matthew Byrd, a brother of the Company's chief financial officer, Chadwick J. Byrd, is a principal of Cornerstone. Cornerstone’s pro rata share of this total commission was $118,191. The Company's pro rata share of this total commission was $60,517.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed with management certain Compensation Discussion and Analysis provisions to be included in the Company’s 2008 Proxy Statement. Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in the Company’s Proxy Statement.

COMPENSATION COMMITTEE

Richard D. C. Whilden, Chairman
James M. Kalustian
Ricardo Lopez Valencia

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount of stock of the Company beneficially owned as of March 24, 2008, by each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s outstanding Common Stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Class of Common Stock
Norbert H. Lou (2)	2,336,585	12.21%
Morgan Stanley (3)	1,955,168	10.22%
Morgan Stanley Investment Management Inc. (4)	1,837,883	9.61%
Schroder Investment Management North American Inc. (5)	1,311,900	6.86%
Eaton Vance Management (6)	1,095,942	5.73%
Timucuan Asset Management, Inc. (7)	975,320	5.10%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock, which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after March 24, 2008, are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws, where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Based on a Schedule 13G/A filed by Punch Card Capital, L.P., Punch Card Capital, LLC and Norbert H. Lou filed with the Securities and Exchange Commission on January 9, 2008. The address of each of the reporting persons is 7065 Westpointe Blvd., Suite 204, Orlando, FL 32835. The reporting persons share voting power as to 2,205,487 shares, and share dispositive power as to 2,264,475 shares. Mr. Lou has sole voting and dispositive power as to 72,110 shares.

(3)
The address of Morgan Stanley is 1585 Broadway, New York, New York 10036. The Company is reporting this stock ownership based upon a Schedule 13G/A report filed with the Securities and Exchange Commission on February 14, 2008 by Morgan Stanley disclosing that it and its affiliate have sole voting power as to 1,814,372 shares and sole dispositive power as to 1,955,168 shares.

(4)
The address of Morgan Stanley Investment Management Inc. is 522 Fifth Avenue, New York, New York, 10036. The Company is reporting this stock ownership based upon a Schedule 13G/A report filed with the Securities and Exchange Commission on February 14, 2008 by Morgan Stanley Investment Management Inc., disclosing that it and its affiliate have sole voting power as to 1,763,946 shares and sole dispositive power as to 1,837,883 shares.

(5)
The address of Schroder Investment Management North America Inc. is 875 Third Avenue, 21st Floor, New York, New York, 10022. The Company is reporting this stock ownership based upon a Schedule 13G report filed on February 12, 2008 with the Securities and Exchange Commission by Schroder Investment Management North America disclosing that it has sole voting power as to 1,271,500 shares, sole dispositive power as to 1,311,900 shares, and shared voting power as to 40,400 shares.

(6)
The address of Eaton Vance Management is 255 State Street, Boston, MA  02109. The Company is reporting this stock ownership based upon a Schedule 13G report filed with the Securities and Exchange Commission on January 23, 2008 by Eaton Vance Management disclosing that it has sole voting and dispositive power as to 1,095,942 shares.

(7)
The address of Timucuan Asset Management, Inc. is 200 W. Forsyth Street, #1600, Suite 140, Jacksonville, Florida 32202. The Company is reporting this stock ownership based upon a Schedule 13G report filed with the Securities and Exchange Commission on February 8, 2008 by Timucuan Asset Management, Inc. and its affiliates, disclosing that it and its affiliates have shared voting power and shared dispositive power as to 975,320 shares.

The following table sets forth the amount of Common Stock of the Company beneficially owned as of March 24, 2008, by each director of the Company, each Named Executive Officer, and all directors and executive officers as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Class of Common Stock
Jeffrey D. Thomas (2)	893,920	4.51%
Margaret M. Thomas (3)	893,920	4.51%
John A. Ueberroth (4)	805,000	4.21%
Richard D. C. Whilden (5)	33,145	*
Rafer L. Johnson (6)	23,905	*
Chadwick J. Byrd (7)	19,500	*
Brigitte M. Bren (8)	13,905	*
Joseph J. Ueberroth (9)	10,905	*
Daniel G. Byrne (10)	5,123	*
James M. Kalustian (11)	1,482	*
Ricardo Lopez Valencia (12)	545	*
All directors and executive officers as a group (11 people) (13)	1,807,430	9.09%

*	Less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock, which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after March 24, 2008, are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws, where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Chief executive officer and president of the Company. Includes 216,707 shares of Common Stock and options to purchase 677,213 shares of Common Stock issued under the Incentive Plan. Also includes 146,052 options to purchase Common Stock beneficially owned by his spouse Margaret M. Thomas. Mr. Thomas’ address is 2001 South Flint Road, Spokane, WA 99224.

(3)
Executive vice president of the Company. Includes  216,707 shares of Common Stock and options to purchase 677,213 shares of Common Stock issued under the Incentive Plan. Also includes 531,161 options to purchase Common Stock beneficially owned by her spouse Jeffrey D. Thomas. Ms. Thomas’ address is 2001 South Flint Road, Spokane, WA 99224.

4)
Chairman of the Board of Directors of the Company. Does not include 51,000 shares owned by John and Gail Ueberroth Family Foundation for which Mr. Ueberroth has shared voting power. Mr. John Ueberroth’s address is 26 Corporate Plaza, Suite 150, Newport Beach, CA 92660.

(5)	Director. Includes options to purchase 22,314 shares of Common Stock issued under the Incentive Plan. Mr. Whilden’s address is 106 S. Poinsettia Avenue, Manhattan Beach, CA 90266.
(6)	Director. Includes options to purchase 22,314 shares of Common Stock issued under the Incentive Plan. Mr. Johnson’s address is 5875 Green Valley Circle, Suite 200, Culver City, CA 90230-6901.

(7)
Chief financial officer and secretary of the Company. Includes options to purchase 15,500 shares of Common Stock issued under the Incentive Plan. Mr. Byrd’s address is 2001 South Flint Road, Spokane, WA 99224.

(8)	Director. Includes options to purchase 12,314 shares of Common Stock issued under the Incentive Plan. Ms. Bren’s address is P.O. Box 2648, Beverly Hills, CA 90213.

(9)	Director. Includes options to purchase 9,314 shares of Common Stock issued under the Incentive Plan. Mr. Joseph Ueberroth’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(10)	Director. Includes options to purchase 2,314 shares of Common Stock issued under the Incentive Plan. Mr. Byrne’s address is 111 N. Wall Street, Spokane, WA 99201.

(11)	Director. Includes options to purchase 673 shares of Common Stock issued under the Incentive Plan. Mr. Kalustian’s address is 215 Wachusett Ave., Arlington, MA 02174.

(12)	Director. Includes options to purchase 184 shares of Common Stock issued under the Incentive Plan. Mr. Valencia’s address is 12641 S. 35th Place, Phoenix, AZ, 85044.

(13)	Includes 762,140 shares of Common Stock issuable upon exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the executive officers and directors and persons who beneficially own more than 10% of a class of securities registered under Section 12(b) the Exchange Act to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all such reports that they file. Based solely upon the Company’s review of such forms furnished to the Company during the fiscal year ended December 31, 2007, and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and more than 10% stockholders have been complied with, except for Dale Frey, a former director, who neglected to file in a timely manner one Form 4 report during the year ended December 31, 2007.

REPORT OF AUDIT COMMITTEE

The Audit Committee is composed of four non-employee directors, Daniel G. Byrne, chairman and financial expert, Brigitte M. Bren, Rafer L. Johnson and Joseph J. Ueberroth, all of whom meet the independence and experience requirements of the Securities and Exchange Commission and the Nasdaq Listing Standards, as currently in effect. The Audit Committee met nine times during 2007.

At each of its meetings, the Committee met with the senior members of the Company’s financial management team and representatives from the independent registered public accounting firm. The Committee’s agenda is established by the Committee’s chairman and the Company’s chief financial officer. During the year, the Committee had private sessions with the Company’s independent registered public accounting firm at which candid discussions of financial management, accounting and internal control issues took place.

The Committee recommended to the Board of Directors the engagement of BDO Seidman, LLP as the Company’s independent registered public accounting firm. The Committee reviewed with the Company’s financial managers and the independent registered public accountants overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company’s internal controls, and the quality of the Company’s financial reporting.

The Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent registered public accountants their general preference for conservative policies when a range of accounting options is available.

In its meetings with representatives of the independent registered public accounting firm, the Committee asks them to address and discuss their responses to several questions that the Committee believes are particularly relevant to its oversight. These questions include:

•
Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent registered public accounting firm themselves prepared and been responsible for the financial statements?

•
Based on the independent registered public accounting firm’s experience and their knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and Securities and Exchange Commission disclosure requirements?

•
Based on the independent registered public accounting firm’s experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

The Committee believes that by thus focusing its discussions with the independent registered public accounting firm, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

The Committee also discussed with the independent registered public accounting firm all other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 (“Communication with Audit Committees”). The Committee received and discussed with the independent registered public accounting firm their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), and considered with the independent registered public accounting firm whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2007 was compatible with the independent registered public accountants’ independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee reviews the Company’s Securities and Exchange Commission reports prior to filing and all quarterly earnings announcements in advance of their issuance with management and representatives of the independent registered public accounting firm. In its oversight role, the Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles.

In reliance on these reviews and discussions, and the report of the independent registered public accounting firm, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Daniel G. Byrne, Chairman
Brigitte M. Bren
Rafer L. Johnson
Joseph J. Ueberroth

CODE OF ETHICS AND CONDUCT

The Company has adopted a Code of Ethics and Conduct, which is a code of conduct and ethics that applies to all of its directors, officers and employees. A copy of the Code of Ethics and Conduct may be obtained, without charge, upon written request addressed to the attention of the secretary, Dwight D. Eisenhower Building, 2001 South Flint Road, Spokane, Washington 99224.

ANNUAL MEETING ATTENDANCE

The Company has adopted a formal policy with regard to directors’ attendance at annual meetings of stockholders. All members of the Board of Directors of the Company are strongly encouraged to prepare for, attend and participate in all annual meetings of stockholders. All of the Company’s directors attended the 2007 annual meeting of stockholders in person.

STOCKHOLDER COMMUNICATIONS

Stockholders interested in communicating directly with the Board of Directors, or specified individual directors, may do so by writing the secretary of the Company, Chadwick J. Byrd, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 2001 South Flint Road, Spokane, Washington 99224. The secretary will review all such correspondence and will regularly forward to the Board copies of all such correspondence that, in the opinion of the secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission is available upon written request and without charge to stockholders by writing to Investor Relations, Ambassadors Group, Inc., 2001 South Flint Road, Spokane, Washington 99224.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

Any proposals of stockholders that are intended to be presented at next year’s annual meeting must be received by the Company at its principal executive offices on or before December 9, 2008, in order to be considered for inclusion in the Company’s proxy materials relating to that meeting.

Other Stockholder Proposals and Director Nominations

If a stockholder wishes to present a stockholder proposal at the Company’s next annual meeting that is not intended to be included in the proxy statement or to nominate a person for election to the Company’s Board of Directors at the next annual meeting, the stockholder must provide the information required by the Company’s bylaws and give timely notice to the secretary of the Company in accordance with the bylaws, which, in general, require that notice be received by the secretary not less than 45 days or more than 75 days prior to the Company’s next annual meeting. If the date of the stockholder meeting is changed by more than 30 days from the anniversary of the Company’s annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included on the Company’s proxy statement under Rule 14a-8 or of a nomination for election to the Company’s Board of Directors must be received no later than the close of business on the later of 90 days prior to the meeting and 10 days after public pronouncement of the meeting date. Notices of intention to present proposals or to nominate persons for election to the Company’s Board of Directors at the next annual meeting should be addressed to the secretary, Ambassadors Group, Inc., Dwight

 D. Eisenhower Building, 2001 South Flint Road, Spokane, Washington 99224. You may also contact the secretary at the Company’s principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals.

OTHER BUSINESS

The Company does not know of any other business to be presented at the Annual Meeting and does not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

It is important that your stock be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to execute and return the accompanying Proxy in the envelope provided or to vote by telephone or over the internet at your earliest convenience.

By Order of the Board of Directors

Chadwick J. Byrd
Secretary

Spokane, Washington

April 8, 2008

APPENDIX A

AMBASSADORS GROUP, INC.
NOMINATING COMMITTEE CHARTER

Purpose

The purpose of the Nominating Committee (the “Committee”) shall be:

•
The identification of individuals qualified to become directors and nominate directors for election and candidates for all vacant directorships to be filled by the Board of Directors or by the stockholders;

•	Making recommendations to the Board of Directors of nominees for the committees of the Board of Directors; and

•	The review and evaluation of the Board of Directors’ performance and each committee thereof.

The Committee shall undertake those specific duties and responsibilities set forth in this charter and such other duties as the Board of Directors may from time to time prescribe.

Membership

The Committee shall be comprised of two or more members of the Board of Directors, each of whom the Board of Directors determines to be “independent” under applicable rules and regulations of The Nasdaq Stock Market (“Nasdaq”) and the Securities and Exchange Commission (“SEC”). The Board of Directors shall appoint the members and designate one Committee member to be the chairman of the Committee.

Responsibilities and Duties

Board Selection, Composition and Evaluation

1.	Establish criteria for the selection of new directors to serve on the Board of Directors.

2.
Identify individuals believed to be qualified as candidates to serve on the Board of Directors and recommend to the Board of Directors the candidates for all directorships to be filled by the Board of Directors or by the stockholders at an annual or special meeting. In identifying candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant skills, diversity and the extent to which the candidate would fill a present need on the Board of Directors.

3.
Review and make recommendations to the full Board of Directors whether members of the Board of Directors should stand for re-election. Consider matters relating to the retirement of members of the Board of Directors, including term limits or retirement ages.

4.
Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates. The Committee shall have authority to retain and to terminate any search firm to be used to assist it in identifying candidates to serve as directors of the Company, including authority to approve the fees payable to such search firm and any other terms of retention.

5.	Consider questions of independence and possible conflicts of interest of members of the Board of Directors and executive officers.

6.
Review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board of Directors to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

A-1

7.	Oversee the evaluation of, at least annually, and more frequently as the Committee deems appropriate, the Board of Directors.

8.
Recommend members of the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, the rules of the SEC and Nasdaq and any other factors the Committee deems relevant, and where appropriate, make recommendations to the Board of Directors regarding the removal of any member of any committee.

9.
Establish, monitor and recommend the purpose, structure and operations of the various committees of the Board of Directors, the qualifications and criteria for membership on each committee of the Board and, as circumstances dictate, make any recommendations regarding periodic rotation of directors among the committees and impose any term limitations of service on any Board committee.

10.
Periodically lead the Board of Directors in a review of the charter, composition and performance of each committee of the Board of Directors and make recommendations to the Board of Directors for the creation of additional committees or the elimination of committees.

11.	Report regularly to the Board of Directors, including with respect to:
i.	such matters as the Committee deems to be relevant to the Committee’s discharge of its responsibilities; and

ii.	such recommendations as the Committee may deem appropriate.

12.	Maintain minutes or other records of meetings and activities of the Committee.

13.	Review annually the charter, structure and membership of the Committee.

A-2

PLEASE SEE REVERSE SIDE	Mark here for Address Change or Comments	☐

1. To elect the following Class III directors to hold office for a three-year term and until their respective successors are elected and qualified:	FOR ALL	WITHHOLD AUTHORITY FOR ALL	FOR ALL EXCEPT (See instructions below)	2. To ratify the selection of BDO Seidman, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.	FOR ☐	AGAINST ☐	ABSTAIN ☐
01 Brigitte M. Bren, 02 Daniel G. Byrne, and 03 Rafer L. Johnson	☐	☐	☐

To withhold authority to vote for any individual nominee(s), check the box marked “For All Except” above and write the name of each such nominee in the space provided here:
_______________________________________________

SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THE PROXY AND IN THE DISCRETION OF THE PROXY AGENT AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED “FOR” ITEMS 1 AND 2 AND IN THE DISCRETION OF THE PROXY AGENTS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE 2008 ANNUAL MEETING.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature	Signature	Date

NOTE: Please sign exactly as your name or names appear  on  this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in  full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.

s       FOLD AND DETACH HERE        s

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET		TELEPHONE
http://www.proxyvoting.com/epax		1-866-540-5760
Use the Internet to vote your proxy.	OR	Use any touch-tone telephone to vote your proxy.
Have your proxy card in hand when you access the web site		Have your proxy card in hand when you access the web site

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isdwhere step-by-step instructions will prompt you through enrollment.

You can view the Annual Report and Proxy Statement
on the internet at http://www.ambassadorsgroup.com

PROXY
AMBASSADORS GROUP, INC
Dwight D. Eisenhower Building
2001 South Flint Road
Spokane, Washington 99224

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement, and appoints John A. Ueberroth and Jeffrey D. Thomas, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Ambassadors Group, Inc. (the “Company”) held of record by the undersigned as of the close of business on March 24, 2008, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held on May 8, 2008, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

s  FOLD AND DETACH HERE    s

You can now access your Ambassadors Group, Inc. account online.

Access your Ambassador Group, Inc. stockholder account online via Investor ServiceDirect® (ISD).

The transfer agent for Ambassadors Group, Inc., now makes it easy and convenient to get current information on your stockholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

Visit us on the web at http://www.bnymeion.com/shareowner

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

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www.bnymellon.com/shareowner/isd
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Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163